1Q17 Earnings Presentation April 25, 2017 Refer to earnings release dated April 25, 2017 for further information. Exhibit 99.2

©
Fifth Third Bancorp | All Rights Reserved
Cautionary statement
This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule
175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by
the use of forward-looking language such as “will
likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,”
“plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5)
prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive
pressures among depository institutions increase significantly; (11) changes in customer preferences or information technology systems; (12) effects of critical accounting policies and judgments; (13) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (14) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer
Protection Act; (15) ability to maintain favorable ratings from rating agencies; (16) failure of models or risk management systems or controls; (17) fluctuation of Fifth Third’s stock price; (18) ability to attract and retain key personnel; (19) ability to receive dividends from its subsidiaries; (20) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (21) declines in the value of Fifth Third’s goodwill or other intangible assets; (22)
effects of accounting or financial results of one or more
acquired entities; (23) difficulties from Fifth Third’s investment in, relationship with, and nature of the operations of Vantiv
Holding, LLC; (24) loss of income from any sale or
potential sale of businesses (25) difficulties in separating the operations of any branches or other assets divested; (26) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (27) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (28) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (29) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements.
In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide GAAP reconciliations for non-
GAAP measures in a later slide in this presentation as well as in our earnings release, both of which are available in the investor relations section of our website, www.53.com.
Management has provided forward-looking guidance on certain non-GAAP measures in connection with this presentation in order to facilitate comparability with the Bancorp’s historical performance and financial condition as reflected in these non-GAAP measures. Such forward-looking non-GAAP measures include return on tangible common equity;
net interest margin (FTE); net interest income (FTE); and adjusted noninterest income, excluding certain transactions and adjustments related to the Bancorp’s investment in
Vantiv, Visa total return swap, and branch sales, closures and consolidations. Bancorp’s management does not estimate on a forward-looking basis the impact of items similar to those that it has excluded to generate these non-GAAP measures on a historical basis because the occurrence and amounts of items such as these are difficult to predict. As a result, the Bancorp has not provided reconciliations of its forward-looking non-GAAP measures.

© Fifth Third Bancorp | All Rights Reserved
•
Adjusted NIM
1
up 7 bps sequentially and year-
over-year
•
Adjusted NII
1
up $2 million sequentially and $18
million year-over-year
•
Tightly-managed
noninterest expenses; up 3%
sequentially and flat year-over-year
Expenses up <1% sequentially excluding $18
million expense pulled forward due to
change in LTI grant date
•
Overall solid credit quality in-line with
expectations
•
Executing on North Star initiatives
1Q17 highlights
1
Non-GAAP measure: See Reg
G reconciliation on pages 20 and 21 of this presentation and use of non-GAAP measures on page 32 of the earnings release
2
See page 4
of the presentation for impact of certain items
Diluted Earnings
Per Share
$0.38
Included net neutral impact from
certain items
2
Net Income to
Common
$290 million
LCR
119%

© Fifth Third Bancorp | All Rights Reserved
Pre-tax items included in 1Q17
results had a net neutral EPS
impact:
A $13 million pre-tax (~$8
million
after-tax)
²
charge
related to the valuation of the
Visa total return swap
A $12 million pre-tax (~$8
million
after-tax)
²
benefit
related to the revision to the
4Q16 estimated charge to net
interest income for refunds to
certain bankcard customers
Credit trends
NCO ratio of 40 bps, up 9 bps
sequentially and down 2 bps
year-over-year
Portfolio NPA ratio of 79 bps,
down 1 bp
sequentially and
down 9 bps year-over-year
1Q17 in review
1
Non-GAAP measure: See Reg
G reconciliation on pages 20 and 21 of this presentation and use of non-GAAP measures on page 32 of the earnings release
2
Assumes a 35% tax rate
($ in millions)
Average Balances
Total loans & leases (ex HFS)
$92,146
(1%)
(1%)
Core deposits
$100,845
-
2%
Income Statement Data
Net interest income (FTE)
1
939
3%
3%
Provision for loan and lease losses
74
37%
(38%)
Noninterest income
523
(16%)
(18%)
Noninterest expense
986
3%
-
Net income attributable to Bancorp
$305
(23%)
(6%)
Net income available to common
shareholders
$290
(22%)
(7%)
Financial Ratios
Earnings per share, diluted
$0.38
(22%)
(5%)
Net interest margin (FTE)
1
3.02%
16bps
11bps
Efficiency ratio (FTE)
1
67.4%
460bps
360bps
Return on average assets
0.88%
(23bps)
(5bps)
Return on average common equity
7.8%
(190bps)
(50bps)
Return on average tangible common equity
1
9.3%
(230bps)
(60bps)
Tangible book value per share
1
$16.89
2%
3%

FIFTH THIRD BANCORP

Avg -1% YoY

Avg +5% YoY

Avg +2% YoY

© Fifth Third Bancorp | All Rights Reserved
Current Outlook:
$94.7
$94.9
$94.9
$97.0
$97.0
94%
95%
95%
92%
91%
1Q16
2Q16
3Q16
4Q16
1Q17
$29.7
$30.1
$29.8
$30.8
$31.9
1Q16
2Q16
3Q16
4Q16
1Q17
Balance sheet
Loan
&
lease
balances
¹
($ billions)
Transaction deposits flat vs. 4Q16; up 2%
YoY, driven by increased:
Interest checking
Consumer money market
Average loan-to-core deposit ratio of 91%
Modified LCR of 119% at 1Q17
Core
deposit
balances
¹
($ billions)
$100.8
$98.7
Securities and
short-term
investments
¹
($ billions)
Average securities up $2.2B YoY
driven by:
Opportunistically deployed cash
in 4Q16 and 1Q17 at more
attractive entry points than those
experienced prior to the U.S.
presidential election
Securities portfolio / total assets of
22.7% compared to 21.0% in 1Q16
$31.7
$32.6
$31.6
$32.0
1
All balances are on an average basis; loans balances exclude HFS
$33.2
Commercial down 1% vs. 4Q16; down 1%
YoY
C&I down 2% vs. 4Q16 and 3% YoY
CRE up 1% vs. 4Q16 and 7% YoY
Consumer down 1% vs. 4Q16; down 2%
YoY
Auto down 4% vs. 4Q16 and 13% YoY
HE down 3% vs. 4Q16 and 8% YoY
Mortgage up 2% vs. 4Q16 and 10% YoY
$100.9
$98.9
$99.0
Transaction
Other time
Loan-to-core
deposit ratio
Short-term investments
Average securities
FY: ~2% commercial loan growth (EOP), including impact of $900 million of remaining exits expected in 2017
FY: mid-single digit consumer & mortgage loan growth (EOP), excluding auto balances
$93.3
$93.9
$93.5
$93.0
$92.1
1Q16
2Q16
3Q16
4Q16
1Q17

© Fifth Third Bancorp | All Rights Reserved
Net interest income
1
Non-GAAP measure: See Reg
G reconciliation on pages 20 and 21 of this presentation and use of non-GAAP measures on page 32 of the earnings release
$925
Adjusted
1
NII & NIM performance driven
by:
Improved short-term market rates
Adjusted NII up $18 million
Adjusted NIM up 7 bps
1Q17 vs. 4Q16
1Q17 vs. 1Q16
Adjusted
1
NII & NIM performance driven
by:
Improved short-term market rates
Lower wholesale funding balances
Day count  (-$13mm, +2 bps)
Adjusted NII up $2 million and adjusted
NIM up 7 bps
FY: NII (FTE) up 4 -
5%;  Adj. NIM at high end of 2.95 –
3.00% range (w/ September & December rate hikes)
Q2: NII (FTE) up 1 -
1.5% sequentially from adjusted NII; NIM up ~2 basis points from adjusted NIM
Current Outlook
1
:
$909
$908
$913
$909
2.91%
2.88%
2.88%
2.86%
3.02%
2.98%
1Q16
2Q16
3Q16
4Q16
1Q17
NII and NIM (FTE)
1
($ millions)
NII
Adjusted NII
NIM
Adjusted NIM
$939
$927
2.91%

© Fifth Third Bancorp | All Rights Reserved
•
Adjusted
1
noninterest income down $42
million, or 7%; driven by:
Mortgage banking net revenue and
lease remarketing impairment
Partially offset by increase in wealth
& asset and capital markets revenue
FY adjusted: up 3%, excluding mortgage
Q2 adjusted: up 8%, excluding mortgage
Noninterest income
1
Non-GAAP measure: See Reg
G reconciliation on pages 20 and 21 of this presentation and use of non-GAAP measures on page 32 of the earnings release
2
2016 excludes all items shown on page 21 of this presentation, and excludes all mortgage banking net revenue (resulting in $2.1BN);
page
21
of
this presentation, and excludes all mortgage banking net revenue (resulting in $484 million).
•
Adjusted
1
noninterest income down $72
million, or 12%; driven by:
4Q16 TRA payment, mortgage banking
net revenue, and lease remarketing
impairment
Partially offset by increase in wealth &
asset and capital markets revenue
1Q17 vs. 4Q16
1Q17 vs. 1Q16
1
Current Outlook
1,2
:
$637
$599
$840
$620
$523
$578
$602
$596
$608
$536
1Q16
2Q16
3Q16
4Q16
1Q17
Noninterest income
($ millions)
Noninterest income
Adjusted noninterest income
Q1
2017
excludes
all
items
shown
on

© Fifth Third Bancorp | All Rights Reserved
Noninterest expense
1
Non-GAAP measure: See Reg
G reconciliation on pages 20 and 22 of this presentation and use of non-GAAP measures on page 32 of the earnings release
FY: ~1% annual growth
Q2: flat versus 2Q16
•
Noninterest expense up 3%; driven by:
Seasonally higher compensation-
related expenses, and $18mm in
expense pulled forward due to
change in LTI grant date
Partially offset by diligent expense
management throughout the bank
1Q17 vs. 4Q16
1Q17 vs. 1Q16
•
Noninterest
expense
flat;
driven
by:
Lower losses and adjustments
Lower card and processing expense
due to contract renegotiations
1
Current Outlook:
$986
$983
$973
$960
$986
$971
$971
$966
$951
$985
1Q16
2Q16
3Q16
4Q16
1Q17
Noninterest expense
Adjusted noninterest expense
Noninterest expense
($ millions)

© Fifth Third Bancorp | All Rights Reserved
•
1Q17 net charge-offs of 0.40%, up 9 bps from
4Q16 and down 2 bps from 1Q16
•
1Q17 portfolio NPAs down $17MM from 4Q16
and $104MM from 1Q16
•
1Q17 criticized assets relatively flat
•
1Q17 allowance for loan & lease losses of
1.35% down 1 bp
sequentially
Credit quality overview
NCOs range-bound with potential quarterly variability
Provision reflective of loan growth
$96
$87
$107
$73
$89
Current Outlook:
$54
$46
$63
$28
$42
$42
$41
$44
$45
$47
0.42%
0.37%
0.45%
0.31%
0.40%
1Q16
2Q16
3Q16
4Q16
1Q17
Net charge-offs
($ millions)
Commercial
Consumer
Total NCO Ratio
$611
$602
$513
$564
$558
$214
$203
$185
$174
$163
0.88%
0.86%
0.75%
0.80%
0.79%
$825
$805
$698
$738
$721
1Q16
2Q16
3Q16
4Q16
1Q17
Commercial
Consumer
Total NPA Ratio
HFI non-performing assets
($ millions)
$1,295
$1,299
$1,272
$1,253
$1,238
1.38%
1.38%
1.37%
1.36%
1.35%
1Q16
2Q16
3Q16
4Q16
1Q17
Reserve coverage
($ millions)
Allowance for Loan & Lease Losses (ALLL)
ALLL / Loans and Leases

© Fifth Third Bancorp | All Rights Reserved
Strong capital and liquidity position
1
Current period regulatory capital ratios are estimated
Capital Update
CET1 strong and improved to 10.76%, up 37 bps sequentially and 95 bps from 1Q16
Tier I risk-based capital 11.90%; Total risk-based capital 15.45%; Leverage 10.15%
Potentially over 100 bps in after-tax benefit from remaining Vantiv stake
2017 CCAR request supportive of stronger levels of capital return to shareholders
Liquidity Update
Modified LCR of 119% in 1Q17
9.81%
9.94%
10.17%
10.39%
10.76%
1Q16
2Q16
3Q16
4Q16
1Q17
Common Equity Tier 1 Ratio (Basel III)
1

© Fifth Third Bancorp | All Rights Reserved
Current outlook
1
Non-GAAP measure: See Reg
G reconciliation on pages 20 and 21 of this presentation and use of non-GAAP measures on page 32 of the earnings release
2
2016 excludes all items shown on page 21 of this presentation, and excludes all mortgage banking net revenue (resulting in $2.1BN); Q1 2017 excludes all items shown on page 21 of this presentation, and excludes all mortgage banking net revenue (resulting in $484 million).
Note: Previous and current outlook excludes potential, but currently unforecasted, items, such as any potential additional Vantiv gains or losses, future capital actions, or changes in regulatory or accounting guidance
Outlook as of April 25, 2017;
please see cautionary statement on slide 2 regarding forward-looking statements
Total loans & leases
(EOP excl. HFS)
Net interest income (FTE)
1
Net interest margin (FTE)
1
Noninterest income
1,2
Noninterest expense
Effective tax rate
Credit items
•
FY 2017: ~2% commercial loan growth, incl. impact of $900 million of remaining exits in 2017
•
FY 2017: mid-single digit consumer & mortgage loan growth, excluding auto balances
•
FY 2017: Up 4 –
5% (higher-end w/ September & December hikes)
•
Q2 2017: Up 1 –
1.5% sequentially from the adjusted NII of $927 million
•
FY 2017: 2.95% -
3.00% on an adjusted basis (higher-end w/ September & December hikes)
•
Q2 2017: Up ~2 bps from the adjusted NIM of 2.98%
•
FY 2017
adjusted: up 3%, excluding mortgage
•
Q2 2017 adjusted: up 8%, excluding mortgage
mortgage revenue excluded given volatility from significant increase in interest rates at the end of 2016
•
FY 2017: ~1% annual growth
•
Q2 2017: flat versus Q2 2016
•
FY 2017: mid 24% range
•
Q2 2017: 25% range
assumes no Federal corporate tax rate change
•
NCOs range-bound with potential quarterly variability
•
Provision reflective of loan growth

12 © Fifth Third Bancorp | All Rights Reserved Appendix

© Fifth Third Bancorp | All Rights Reserved
PPNR and efficiency ratio trends
1
1
Non-GAAP measures: See Reg
G reconciliation on pages 20 and 21 of this presentation and use of non-GAAP measures on page 32 of the earnings release
2
Prior quarters include similar adjustments
•
Adjusted PPNR down 18% vs. 4Q16 driven by:
–
Vantiv TRA payment in 4Q16
–
Mortgage banking net revenue
–
Seasonal expenses and $18MM LTI impact
–
Lease remarketing impairment
•
Adjusted PPNR down 7% YoY
–
Mortgage banking net revenue
–
Lease remarketing impairment
–
Offset by improvement in NII
63.8%
65.3%
55.5%
62.8%
67.4%
65.3%
64.3%
64.0%
62.0%
67.3%
1Q16
2Q16
3Q16
4Q16
1Q17
Efficiency ratio
Efficiency Ratio
Adjusted Efficiency Ratio
($ in millions)
1Q16
2Q16
3Q16
4Q16
1Q17
Net interest income (FTE)
$909
$908
$913
$909
$939
Add: Noninterest income
637
599
840
620
523
Less: Noninterest expense
986
983
973
960
986
Pre-provision net revenue
$560
$524
$780
$569
$476
Adjustments to remove (benefit) / detriment
In net interest income:
Bankcard refunds
-
-
-
16
(12)
In noninterest income:
Gain on Vantiv
warrant actions
-
-
-
(9)
-
Vantiv TRA settlement payment
-
-
-
-
-
Gain from termination and settlement of Vantiv TRA
-
-
(280)
-
-
Gain on sale from the sale of a non-branch facility
-
-
(11)
-
-
Branch and land valuation adjustments
-
-
28
-
-
Valuation of 2009 Visa total return swap
(1)
50
12
(6)
13
Transfer of nonconforming investments under Volcker to HFS
-
-
9
-
-
Vantiv warrant valuation
(47)
(19)
2
-
-
Gain on sale of certain branches
(8)
(11)
-
-
-
Gain on sale of the agented bankcard loan portfolio
-
(11)
-
-
-
Securities (gains) / losses
(3)
(6)
(4)
3
-
In noninterest expense:
Contribution to Fifth Third Foundation
-
-
3
5
-
Severance expense
15
3
4
4
1
Retirement eligibility changes
-
9
-
-
-
Adjusted PPNR
$516
$539
$543
$582
$478
PPNR reconciliation
$516
$539
$543
$582
$478
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
1Q16
2Q16
3Q16
4Q16
1Q17
PPNR trend
($ millions)
Adjusted PPNR
Reported PPNR
2
:

© Fifth Third Bancorp | All Rights Reserved
Strong liquidity profile
1
Available and contingent borrowing capacity (1Q17): FHLB ~$12.0B available, ~$14.5B total; Federal Reserve ~$32.0B
Holding
Company:
Modified LCR of 119%
Holding Company cash at March 31, 2017: $2.1B
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~23 months (debt maturities, common and preferred dividends, interest and other expenses) without accessing capital markets, relying on dividends from subsidiaries or other actions
$500MM
of debt matured in 1Q17. We intend to issue debt from the
Holding Company in 2017.
Bank Entity:
There were no debt maturities at the Bank in 1Q17
The Bank did not issue any additional debt in 1Q17
2017
Funding
Plans:
$650MM of debt at the Bank will mature in 2Q17
Fifth Third would not be required to replace 2017 debt maturities to maintain our current senior debt ratings under the Moody’s LGF methodology
Any additional debt issuance in 2017 would result from general balance sheet management and prudent liquidity risk management
S-T
wholesale
3%
$500
$500
$500
$1,100
$2,312
2017
2018
2019
2020
2021
2022 on
Fifth Third Bancorp
First Charter Capital Trust
Holding company unsecured debt maturities
($ millions)
$650
$1,850
$2,600
$2,100
$750
2017
2018
2019
2020
2021
2022 on
Bank unsecured debt maturities
($
millions –
excl. Retail Brokered & Institutional CDs)
1
1
The $500MM matured in 1Q17
Demand
25%
Interest
checking
19%
Savings/
MMDA
25%
Consumer
time
3%
Foreign
Office
0%
Non-Core
Deposits
2%
S-T
borrowings
1%
Other
liabilities
3%
Equity
12%
L-T debt
10%
Heavily core funded as of 03/31/2017

© Fifth Third Bancorp | All Rights Reserved
Balance sheet positioning
Commercial
loans
1,2
Investment
portfolio
Consumer
loans
Data as of 03/31/17
1
Includes HFS loans & leases
2
Fifth Third had $4.48B 1ML receive-fix swaps outstanding against C&I loans, which are being included in fixed
3
Fifth
Third
had
$2.96B
3ML
receive-fix
swaps
outstanding
against
long-term
debt,
which
are
being
included
in
floating,
long-term
debt
with
swaps
outstanding
reflected
at
fair
value
•
Fixed: $14.1B
1, 2
•
Float: $42.3B
1, 2
•
1ML based: 62%
(of total commercial)
•
3ML based: 8%  (of total commercial)
•
Prime based: 4% (of total commercial)
•
Weighted avg. life: 1.74 years
•
52% allocation to bullet/locked-out
cash flow securities
•
Investment portfolio yield: 3.11%
•
Duration: 5.0 years
•
Net unrealized pre-tax gain: $188MM
•
98% AFS
•
Fixed: $25.2B
1
•
Float: $10.6B
1
•
Prime based: 23% (of total consumer)
•
Weighted avg. life: 3.83 years
•
Auto weighted avg. life: 1.38 years
Long-term
debt
3
Key characteristics
Balance sheet mix
Fixed vs. floating
Level 1
100% Fix  /  0% Float
Level 2A
100% Fix  /  0% Float
Non-HQLA
/other
76% Fix  /  24% Float
C&I
20% Fix  /  80% Float
Commercial
mortgage
23% Fix  /  77% Float
4% Fix  /  96% Float
Commercial
construction
100% Fix  /  0% Float
Commercial
lease
Resi
mtg
&
construction
90% Fix  /  10% Float
Auto
99% Fix  /  1% Float
8% Fix  /  92% Float
Home equity
31% Fix  /  69% Float
Credit card
10% Fix  /  90% Float
Other
•
Fixed: $10.1B
3
•
Float: $3.5B
3
•
1ML based: <1% (of total long term debt)
•
3ML based: 26%  (of total long term debt)
•
Weighted avg. life: 4.37 years
Senior debt
76% Fix  /  24% Float
Sub debt
64% Fix  /  36% Float
99% Fix  /  1% Float
Auto securiz.
proceeds
0% Fix  /  100% Float
TRUPS
100% Fix  /  0% Float
Other
35%
45%
20%
0
73%
12%
8%
7%
0
21%
27%
2%
6%
44%
68%
24%
6%
1%
<1%
1

© Fifth Third Bancorp | All Rights Reserved
Interest rate risk management
Data as of 03/31/17
1
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
•
NII benefits from asset rate reset in a rising rate environment
–
57% of total loans are floating rate considering impacts of interest rate swaps (75% of total commercial and 30%
of total consumer)
–
Investment portfolio duration of 5.0 years
–
Short-term borrowings represent approximately 12% of total wholesale funding, or 2% of total funding
–
Approximately $11 billion in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70% beta on all interest-bearing deposit and sweep balances (~50% betas experienced in 2004 –
2006 Fed
tightening cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5 billion (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates (bps)
+200 Shock
Change in Interest Rates (bps)
+100 Shock
+200 Ramp over 12 months
2.05%
6.98%
(4.00%)
(6.00%)
+25 Shock
+100 Ramp over 12 months
1.20%
4.37%
-
-
-100 Shock
-50 Ramp over 6 months
(3.48%)
(6.37%)
(6.00%)
(8.00%)
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
13-24
Months
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
13-24
Months
+200 Ramp over 12 months
1.79%
6.45%
2.31%
7.50%
+200 Ramp over 12 months
(0.96%)
0.95%
5.06%
13.00%
+100 Ramp over 12 months
1.07%
4.11%
1.33%
4.64%
+100 Ramp over 12 months
(0.30%)
1.36%
2.71%
7.39%
(12.00%)
% Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
(5.45%)
-
-
-
Estimated NII Sensivity with Deposit Beta Changes
(2.21%)
(0.40%)
(0.19%)
12
Months
Estimated NII Sensitivity with Demand Deposit Balance Changes
% Change in NII (FTE)
13-24
Months
12
Months
13-24
Months
Estimated NII Sensitivity Profile and ALCO Policy Limits
Estimated EVE Sensitivity Profile and ALCO Policy Limits
% Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit

© Fifth Third Bancorp | All Rights Reserved
Mortgage banking results
•
$1.9B in originations, up 10% YoY; 51% purchase volume
•
1Q17 mortgage banking drivers:
–
Origination fees and gain on sale revenue down $1MM, or 3%, sequentially
–
Gain on sale margin up 29 bps sequentially
–
Net MSR valuation adjustments of positive $3MM; servicing rights amortization of $27MM
–
$47MM in gross servicing fees
•
YoY decline in mortgage banking revenue driven primarily by lower origination fees and gains on loan sales
•
Purchased $2.4 billion MSR portfolio in 1Q 2017
1
Gain on sale margin represents gains on all loans originated for sale
$1.06
$1.70
$1.79
$1.66
$1.25
$0.70
$1.05
$1.09
$1.06
$0.68
3.47%
2.62%
3.01%
1.69%
1.98%
1Q16
2Q16
3Q16
4Q16
1Q17
Originations for sale
Originations HFI
Margin
Mortgage
originations
and
gain-on-sale
margins
1
($ billions)
42
54
61
30
29
52
50
49
48
47
(27)
(35)
(35)
(35)
(27)
11
6
(9)
23
3
1Q16
2Q16
3Q16
4Q16
1Q17
Mortgage banking revenue
($ millions)
Orig
fees and gains on loan sales
Gross servicing fees
Net MSR valuation adjustments
Servicing rights amortization

© Fifth Third Bancorp | All Rights Reserved
NPL rollforward
NPL HFI Rollforward
Commercial
1Q16
2Q16
3Q16
4Q16
1Q17
341
$
543
$
539
$
460
$
523
$
Transfers to nonaccrual status
306

104

145

161

128

Transfers to accrual status
(3)

(6)

-

(4)

-

Transfers from held for sale
-

-

-

-

-

Transfers to held for sale
(3)

-

(36)

(3)

(3)

Loans sold from portfolio
(6)

(2)

(3)

-

-

Loan paydowns/payoffs
(39)

(52)

(112)

(53)

(80)

Transfers to OREO
(1)

(3)

(1)

(3)

(2)

Charge-offs
(60)

(51)

(81)

(40)

(46)

Draws/other extensions of credit
8

6

9

5

3

543
$
539
$
460
$
523
$
523
$
Consumer
1Q16
2Q16
3Q16
4Q16
1Q17
165
$
158
$
154
$
141
$
137
$
Transfers to nonaccrual status
55

56

45

44

42

Transfers to accrual status
(33)

(31)

(28)

(21)

(19)

Transfers from held for sale
-

-

-

-

-

Transfers to held for sale
-

-

-

-

-

Loans sold from portfolio
-

-

-

-

-

Loan paydowns/payoffs
(9)

(11)

(10)

(8)

(10)

Transfers to OREO
(6)

(7)

(7)

(5)

(4)

Charge-offs
(14)

(11)

(13)

(14)

(12)

Draws/other extensions of credit
-

-

-

-

-

158
$
154
$
141
$
137
$
134
$
Total NPL
701
$
693
$
601
$
660
$
657
$
Total new nonaccrual loans - HFI
361
$
160
$
190
$
205
$
170
$
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL

© Fifth Third Bancorp | All Rights Reserved
($ in millions)
1Q16
2Q16
3Q16
4Q16
1Q17
EOP Balance*
$3,428
$3,706
$3,905
$3,903
$4,283
Avg Balance*
$3,297
$3,551
$3,848
$3,890
$3,987
NPAs*
$8
$7
$5
-
-
as % of loans
0.23%
0.19%
0.13%
NM
NM
Net charge-offs
-
-
-
-
-
as % of loans
(0.06%)
NM
NM
NM
NM
Commercial construction
Residential Mortgage
Commercial & Industrial
Home Equity & Automobile
Commercial Real Estate
*Excludes loans held-for-sale
($ in millions)
1Q16
2Q16
3Q16
4Q16
1Q17
EOP Balance*
$8,112
$7,988
$7,864
$7,695
$7,469
Avg Balance*
$8,217
$8,054
$7,918
$7,779
$7,581
90+ days delinquent
-
-
-
-
-
as % of loans
NM
NM
NM
NM
NM
Net charge-offs
$8
$6
$7
$6
$6
as % of loans
0.36%
0.30%
0.32%
0.35%
0.33%
Home equity
($ in millions)
1Q16
2Q16
3Q16
4Q16
1Q17
EOP Balance*
$11,128
$10,671
$10,349
$9,983
$9,572
Avg Balance*
$11,283
$10,887
$10,508
$10,162
$9,786
90+ days delinquent
$8
$7
$8
$9
$6
as % of loans
0.07%
0.07%
0.08%
0.09%
0.06%
Net charge-offs
$9
$8
$9
$11
$11
as % of loans
0.32%
0.26%
0.35%
0.40%
0.48%
Automobile
($ in millions)
1Q16
2Q16
3Q16
4Q16
1Q17
EOP Balance*
$13,895
$14,307
$14,643
$15,051
$15,336
Avg Balance*
$13,788
$14,046
$14,455
$14,854
$15,200
90+ days delinquent
$44
$38
$43
$49
$45
as % of loans
0.32%
0.27%
0.29%
0.33%
0.29%
NPAs*
$77
$69
$58
$53
$48
as % of loans
0.55%
0.48%
0.40%
0.35%
0.31%
Net charge-offs
$2
$2
$2
$2
$5
as % of loans
0.07%
0.06%
0.07%
0.06%
0.13%
Residential mortgage
($ in millions)
1Q16
2Q16
3Q16
4Q16
1Q17
EOP Balance*
$43,433
$43,558
$42,727
$41,676
$41,074
Avg Balance*
$43,089
$43,876
$43,116
$42,548
$41,854
90+ days delinquent
$3
$2
$7
$4
$3
as % of loans
0.01%
NM
0.02%
0.01%
0.01%
NPAs*
$473
$477
$419
$488
$490
as % of loans
1.09%
1.10%
0.98%
1.17%
1.19%
Net charge-offs
$46
$39
$61
$25
$36
as % of loans
0.43%
0.36%
0.56%
0.24%
0.34%
C&I
Credit trends
($ in millions)
1Q16
2Q16
3Q16
4Q16
1Q17
EOP Balance*
$6,864
$6,875
$6,856
$6,899
$6,924
Avg Balance*
$6,886
$6,831
$6,888
$6,957
$6,941
NPAs*
$126
$114
$86
$72
$64
as % of loans
1.84%
1.66%
1.25%
1.04%
0.92%
Net charge-offs
$6
$6
$2
$2
$5
as % of loans
0.35%
0.38%
0.08%
0.11%
0.29%
Commercial mortgage

© Fifth Third Bancorp | All Rights Reserved
Regulation G non-GAAP reconciliation
See page 32 of the earnings release for a discussion on the use of non-GAAP financial measures
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
March
December
September
June
March
2017
2016
2016
2016
2016
Net income available to common shareholders (U.S. GAAP)
$290
$372
$501
$305
$311
Add:
Intangible amortization, net of tax
-

-

-

-

-

Tangible net income available to common shareholders
$290
$372
$501
$305
$311
Tangible net income available to common shareholders (annualized) (a)
$1,176
$1,480
$1,993
$1,227
$1,251
Average Bancorp shareholders' equity (U.S. GAAP)
$16,429
$16,545
$16,883
$16,584
$16,376
Less:
Average preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Average goodwill
(2,416)

(2,416)

(2,416)

(2,416)

(2,416)

Average intangible assets and other servicing rights
(11)

(10)

(10)

(11)

(12)

Average tangible common equity (b)
$12,671
$12,788
$13,126
$12,826
$12,617
Total Bancorp shareholders' equity (U.S. GAAP)
$16,430
$16,205
$16,776
$16,726
$16,323
Less:
Preferred stock
(1,331)

(1,331)

(1,331)

(1,331)

(1,331)

Goodwill
(2,419)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(11)

(10)

(10)

(11)

(12)

Tangible common equity, including unrealized gains / losses (c)
$12,669
$12,448
$13,019
$12,968
$12,564
Less:
Accumulated other comprehensive income
(68)

(59)

(755)

(889)

(684)

Tangible common equity, excluding unrealized gains / losses (d)
$12,601
$12,389
$12,264
$12,079
$11,880
Total assets (U.S. GAAP)
$140,200
$142,177
$143,279
$143,625
$142,430
Less:
Goodwill
(2,419)

(2,416)

(2,416)

(2,416)

(2,416)

Intangible assets and other servicing rights
(11)

(10)

(10)

(11)

(12)

Tangible assets, including unrealized gains / losses (e)
$137,770
$139,751
$140,853
$141,198
$140,002
Less:
Accumulated other comprehensive income / loss, before tax
(105)

(91)

(1,162)

(1,368)

(1,052)

Tangible assets, excluding unrealized gains / losses (f)
$137,665
$139,660
$139,691
$139,830
$138,950
Common shares outstanding (g)
750

750

756

766

770

Ratios:
Return on average tangible common equity (a) / (b)
9.3%
11.6%
15.2%
9.6%
9.9%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)
9.15%
8.87%
8.78%
8.64%
8.55%
Tangible common equity (including unrealized gains/losses) (c) / (e)
9.20%
8.91%
9.24%
9.18%
8.97%
Tangible book value per share (c) / (g)
$16.89
$16.60
$17.22
$16.93
$16.32
For the Three Months Ended

© Fifth Third Bancorp | All Rights Reserved
Regulation G non-GAAP reconciliation
See page 32 of the earnings release for a discussion on the use of non-GAAP financial measures
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconciliation
$ and shares in millions
(unaudited)
March
December
September
June
March
2017
2016
2016
2016
2016
CET 1 capital (transitional)
$12,636
$12,426
$12,299
$12,112
$11,914
Less:
Adjustments to CET 1 capital from transitional to fully phased-in (1)
(2)
(4)
(4)
(4)
(5)
CET 1 capital (fully phased-in) (h)
12,634
12,422
12,295
12,108
11,909
Risk-weighted assets (transitional)
117,407
119,632
120,954
121,824
121,432
Add:
Adjustments to risk-weighted assets from transitional to fully phased-in (2)
1,164
1,115
929
932
1,027
Risk-weighted assets (fully phased-in) (i)
$118,571
$120,747
$121,883
$122,756
$122,459
Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (h) / (i)
10.66%
10.29%
10.09%
9.86%
9.72%
(1)
Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities)
(2)
Primarily relates to higher risk-weighting for MSRs
Net interest income (U.S. GAAP)
$933
$903
$907
$902
$903
Add:
FTE Adjustment
6
6
6
6
6
Net interest income (FTE) (j)
$939
$909
$913
$908
$909
Net interest income (FTE) (annualized) (k)
$3,808
$3,616
$3,632
$3,652
$3,656
Net interest income (FTE)
$939
$909
$913
$908
$909
Bankcard refunds / (reversal)
(12)
16
-
-
-
Adjusted net interest income (FTE) (l)
$927
$925
$913
$908
$909
Adjusted net interest income (FTE) (annualized) (m)
$3,760
$3,680
$3,632
$3,652
$3,656
Noninterest income (U.S. GAAP) (n)
$523
$620
$840
$599
$637
Gain on Vantiv warrant actions
-
(9)
-
-
-
Vantiv TRA-related transactions
-
-
(280)
-
-
Gain from the sale of a non-branch facility
-
-
(11)
-
-
Branch / land impairment charge
-
-
28
-
-
Valuation of 2009 Visa total return swap
13
(6)
12
50
(1)
Transfer of certain nonconforming investments under Volcker to held-for-sale
-
-
9
-
-
Vantiv warrant valuation
-
-
2
(19)
(47)
Gain on sale of certain branches
-
-
-
(11)
(8)
Gain on sale of the non-strategic agented bankcard loan portfolio
-
-
-
(11)
-
Securities (gains) / losses
-
3
(4)
(6)
(3)
Adjusted noninterest income (o)
$536
$608
$596
$602
$578
Noninterest expense (U.S. GAAP) (p)
$986
$960
$973
$983
$986
Contribution for Fifth Third Foundation
-
(5)
(3)
-
-
Severance expense
(1)
(4)
(4)
(3)
(15)
Retirement eligibility changes
-
-
-
(9)
-
Adjusted noninterest expense (q)
$985
$951
$966
$971
$971
Average interest-earning assets (r)
125,968
126,548
126,092
126,847
125,651
Ratios:
Net interest margin (k) / (r)
3.02%
2.86%
2.88%
2.88%
2.91%
Adjusted net interest margin (m) / (r)
2.98%
2.91%
2.88%
2.88%
2.91%
Efficiency ratio (p) / [(n) + (j)]
67.4%
62.8%
55.5%
65.3%
63.8%
Adjusted efficiency ratio (q) / [(o) + (l)]
67.3%
62.0%
64.0%
64.3%
65.3%
For the Three Months Ended